UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Prudential Jennison Mid-Cap Growth Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	08/31/2022

Date of reporting period:	08/31/2022

Item 1 – Reports to Stockholders

PGIM JENNISON MID-CAP GROWTH FUND

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Mid-Cap Growth Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Mid-Cap Growth Fund

October 14, 2022

PGIM Jennison Mid-Cap Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-28.06	9.14	9.76	—

(without sales charges)	-23.87	10.38	10.38	—

Class C

(with sales charges)	-25.54	9.57	9.59	—

(without sales charges)	-24.54	9.57	9.59	—

Class R

(without sales charges)	-24.05	10.16	10.17	—

Class Z

(without sales charges)	-23.64	10.72	10.71	—

Class R2

(without sales charges)	-23.92	N/A	N/A	9.42 (12/27/2017)

Class R4

(without sales charges)	-23.74	N/A	N/A	9.69 (12/27/2017)

Class R6

(without sales charges)	-23.57	10.88	10.89	—

Russell Midcap Growth Index

	-26.69	10.16	12.06	—

Russell Midcap Index

	-14.82	9.17	11.61	—

Average Annual Total Returns as of 8/31/22 Since Inception (%)
Class R2, Class R4 (12/27/2017)

Russell Midcap Growth Index	8.72
Russell Midcap Index	7.84

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell Midcap Growth Index and the Russell Midcap Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2012) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Mid-Cap Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell Midcap Growth Index—The Russell Midcap Growth Index is an unmanaged index which is a market value-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 27% of the total market capitalization of the Russell 1000 Index.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 8/31/22

Ten Largest Holdings	Line of Business	% of Net Assets
Performance Food Group Co.	Food & Staples Retailing	2.7%
Palo Alto Networks, Inc.	Software	2.5%
Enphase Energy, Inc.	Semiconductors & Semiconductor Equipment	2.5%
HEICO Corp.	Aerospace & Defense	2.4%
Quanta Services, Inc.	Construction & Engineering	2.4%
Paycom Software, Inc.	Software	2.1%
Crowdstrike Holdings, Inc. (Class A Stock)	Software	2.1%
Trade Desk, Inc. (The) (Class A Stock)	Software	2.0%
CoStar Group, Inc.	Professional Services	1.9%
Agilent Technologies, Inc.	Life Sciences Tools & Services	1.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Mid-Cap Growth Fund	7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Mid-Cap Growth Fund’s Class Z shares returned -23.64% in the 12-month reporting period that ended August 31, 2022, outperforming the -26.69% return of the Russell Midcap Growth Index (the Index).

What were the market conditions?

●

Over the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

The final months of 2021 were marked by the emergence of the Omicron variant of the COVID-19 virus, as well as heightened concerns over inflation, which led the Federal Reserve (the Fed) to announce an accelerated plan of reduced asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the year.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year continued, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and ongoing COVID-19 lockdowns in China., As a result, the second quarter of 2022 saw one of the largest equity sell-offs since the global financial crisis nearly 15 years ago.

●

The accumulation of these events started to weigh on economic growth around the globe. Commodity prices continued to exhibit strength due to the imbalance between Russia/Ukraine-related supply constraints and still-resilient demand. Concerns over the effects of high prices on demand and downward revisions in global growth expectations drove a reversal across many commodities during June.

●

The Fed’s task of bringing inflation back to its 2% target without undermining the robust employment backdrop and precipitating a recession underscored prevailing uncertainty regarding the macro economic outlook.

●

Energy, with one of the smallest weights in the Index, was the only sector to generate positive performance. The communication services, consumer discretionary, and healthcare sectors produced the weakest performance.

What worked?

●	Both stock selection and sector weights enhanced the Fund’s performance relative to the Index during the period.

●	In the industrials sector, holdings in Quanta Services Inc., a provider of infrastructure services for the electric power, pipeline, industrial, and communications industries,

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drove outperformance. The company reported improved profitability as it largely completed its shift to a more recurring power-base business grounded in long-term agreements covering grid hardening and sorely needed maintenance.

●	Other top contributors included several information technology holdings, most notably Enphase Energy Inc., ON Semiconductor Corporation, and Palo Alto Networks Inc.

●

US-based Enphase Energy designs and manufactures residential solar energy solutions. The company delivered solid results during the period as residential solar demand remained quite strong. Enphase’s complete generating, monitoring, storage, and software-solution capabilities positioned the company well ahead of competitors, allowing it to gain share in a growth market expected to expand for decades.

●

US-based semiconductor supplier ON Semiconductor reported strong revenues and earnings driven by the company’s industrial segment, as well as by booming auto demand, albeit limited by supply constraints.

●

Global cybersecurity firm Palo Alto Networks makes internet-security hardware and software. During the period, the company benefited from growth acceleration across a variety of key metrics. In Jennison’s view, security is likely to remain a high priority throughout the commercial landscape in the coming years, and enterprises will need to continue spending on their security infrastructures as threats evolve.

●

Molina Healthcare Inc. led results in healthcare. The company provides health insurance to individuals through government programs such as Medicaid and Medicare. Jennison believes it has a best-in-class management team that should continue to deliver consistent, organic, top- and bottom-line growth. Jennison also sees potential for significant upside from future merger-and-acquisition activity and from favorable policies from the Biden administration regarding Medicaid managed-care organizations.

What didn’t work?

●

On a sector level, underweight exposure to energy and stock selection in consumer staples were the largest detractors from the Fund’s relative performance. The most notable underperformer in consumer staples, American pet food company Freshpet Inc. faced headwinds due to supply-chain challenges that weighed on shares. Importantly, these issues were caused by robust end-demand for the company’s refrigerated, fresh pet food products, as consumption remained strong and seemed to be moving in the right direction.

●	Notable detractors in other sectors included Burlington Stores Inc. and Etsy Inc. in consumer discretionary, and OKTA Inc. and Smartsheet Inc. in information technology.

●

Shares in Burlington Stores, a leading destination for discounted, on-trend, branded merchandise, declined as same-store sales and earnings per share disappointed. Management attributed these results to the impact of the Omicron variant,

PGIM Jennison Mid-Cap Growth Fund	9

Strategy and Performance Overview* (continued)

weather-related issues, and supply-chain headwinds. Jennison believes that Burlington, as the smallest of three off-price chains, has the unique ability to sustainably grow its top line and square footage while expanding margins.

●

Etsy, an e-commerce website focused on handmade or vintage items and craft supplies, benefited from increased shop-from-home trends at the height of the pandemic lockdowns. During the period, the company, along with others in this category, came under pressure, with share prices falling sharply as the economy reopened to in-person shopping. Jennison believes Etsy operates in a niche, differentiated, and fast-growing retail segment as a scaled, global, two-sided marketplace for unique and creative goods. Being a marketplace provides the opportunity for durable high margins and increasing returns at scale in a capital-light model with higher profitability versus its e-commerce peers.

●	Shares in SAAS (software-as-a-service) companies OKTA and Smartsheet declined sharply as part of a broad industry sell-off. The Fund sold both positions during the reporting period.

Current outlook

For much of the past 40 years, disinflation was a common macroeconomic theme, and interest rates trended lower, particularly during economic slowdowns. In the current cycle, however, a spike in inflation has forced policymakers and the market to respond with sharply higher interest rates, pushing up the discount rate investors apply to the value of future cash flows and driving the valuation of most individual securities and broad indices lower. Nevertheless, having experienced many uncertain economic backdrops over time has solidified Jennison’s view that constructing prudently diversified portfolios by identifying companies with quality business models that feature balance-sheet flexibility, strong earnings, and favorable cash-flow growth prospects, led by capable management teams, is the best approach to long-term investment performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Mid-Cap Growth Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Mid-Cap Growth Fund		Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 874.10	1.07%	$ 5.05

	Hypothetical	$1,000.00	$1,019.81	1.07%	$ 5.45

Class C	Actual	$1,000.00	$ 869.70	1.97%	$ 9.28

	Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01
Class R	Actual	$1,000.00	$ 873.50	1.25%	$ 5.90

	Hypothetical	$1,000.00	$1,018.90	1.25%	$ 6.36
Class Z	Actual	$1,000.00	$ 875.10	0.72%	$ 3.40

	Hypothetical	$1,000.00	$1,021.58	0.72%	$ 3.67
Class R2	Actual	$1,000.00	$ 873.70	1.08%	$ 5.10

	Hypothetical	$1,000.00	$1,019.76	1.08%	$ 5.50
Class R4	Actual	$1,000.00	$ 874.60	0.86%	$ 4.06

	Hypothetical	$1,000.00	$1,020.87	0.86%	$ 4.38
Class R6	Actual	$1,000.00	$ 875.40	0.60%	$ 2.84

	Hypothetical	$1,000.00	$1,022.18	0.60%	$ 3.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS

Aerospace & Defense 2.4%
HEICO Corp.(a)	325,146	$49,519,736

Auto Components 1.4%
Aptiv PLC*	302,943	28,303,964

Biotechnology 3.1%
Argenx SE (Netherlands), ADR*	73,640	27,826,347
Horizon Therapeutics PLC*	368,060	21,792,832
Seagen, Inc.*	93,247	14,387,080

		64,006,259

Building Products 0.9%
Zurn Elkay Water Solutions Corp.(a)	627,335	17,301,899

Commercial Services & Supplies 1.7%
GFL Environmental, Inc. (Canada)(a)	1,248,071	35,070,795

Communications Equipment 1.7%
Arista Networks, Inc.*	289,733	34,733,192

Construction & Engineering 3.8%
Quanta Services, Inc.	347,233	49,064,023
WillScot Mobile Mini Holdings Corp.*	699,134	28,063,239

		77,127,262

Construction Materials 1.4%
Martin Marietta Materials, Inc.(a)	83,321	28,971,545

Containers & Packaging 1.6%
Crown Holdings, Inc.	357,404	32,377,228

Diversified Financial Services 1.8%
Apollo Global Management, Inc.(a)	654,644	36,385,113

Electrical Equipment 1.7%
AMETEK, Inc.	293,508	35,267,921

Electronic Equipment, Instruments & Components 4.5%
Amphenol Corp. (Class A Stock)(a)	381,393	28,043,827

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	13

Schedule of Investments (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Littelfuse, Inc.	110,694	$26,258,831
Teledyne Technologies, Inc.*	101,878	37,527,780

		91,830,438

Energy Equipment & Services 0.7%
Halliburton Co.	463,367	13,961,248

Entertainment 0.9%
Take-Two Interactive Software, Inc.*(a)	145,605	17,845,349

Food & Staples Retailing 2.7%
Performance Food Group Co.*	1,088,301	54,393,284

Food Products 0.6%
Freshpet, Inc.*(a)	286,684	12,479,355

Health Care Equipment & Supplies 4.1%
Cooper Cos., Inc. (The)(a)	88,886	25,549,392
Envista Holdings Corp.*(a)	648,111	24,038,437
Insulet Corp.*(a)	41,660	10,642,880
STERIS PLC	112,778	22,711,234

		82,941,943

Health Care Providers & Services 3.1%
Molina Healthcare, Inc.*	104,435	35,233,236
Progyny, Inc.*	718,201	28,878,862

		64,112,098

Hotels, Restaurants & Leisure 4.3%
Churchill Downs, Inc.	20,439	4,028,322
Expedia Group, Inc.*	171,327	17,586,717
Hilton Worldwide Holdings, Inc.	278,530	35,473,581
Texas Roadhouse, Inc.(a)	349,236	30,998,187

		88,086,807

Household Durables 1.5%
Lennar Corp. (Class A Stock)(a)	406,041	31,447,875

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 2.0%
RenaissanceRe Holdings Ltd. (Bermuda)	126,460	$17,104,980
Ryan Specialty Holdings, Inc. (Class A Stock)*	581,550	24,634,458

		41,739,438

Internet & Direct Marketing Retail 0.9%
Etsy, Inc.*(a)	176,447	18,634,568

IT Services 7.8%
Gartner, Inc.*	128,617	36,697,002
Globant SA*(a)	139,945	29,496,208
Jack Henry & Associates, Inc.	154,416	29,678,755
Shift4 Payments, Inc. (Class A Stock)*(a)	667,110	30,213,412
WEX, Inc.*	222,084	34,256,457

		160,341,834

Life Sciences Tools & Services 6.1%
Agilent Technologies, Inc.	310,056	39,764,682
Avantor, Inc.*	1,050,044	26,156,596
Bio-Techne Corp.	62,406	20,706,935
IQVIA Holdings, Inc.*(a)	181,348	38,565,466

		125,193,679

Machinery 1.0%
Nordson Corp.	93,071	21,142,939

Oil, Gas & Consumable Fuels 2.1%
Cheniere Energy, Inc.	124,250	19,902,365
Hess Corp.(a)	189,674	22,908,826

		42,811,191

Pharmaceuticals 2.5%
Catalent, Inc.*	298,979	26,310,152
Jazz Pharmaceuticals PLC*	163,964	25,450,492

		51,760,644

Professional Services 3.0%
CoStar Group, Inc.*	573,469	39,936,381
KBR, Inc.(a)	447,580	21,618,114

		61,554,495

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	15

Schedule of Investments (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Real Estate Management & Development 1.7%
CBRE Group, Inc. (Class A Stock)*(a)	438,235	$34,603,036

Road & Rail 1.5%
J.B. Hunt Transport Services, Inc.(a)	177,652	30,915,001

Semiconductors & Semiconductor Equipment 7.2%
Enphase Energy, Inc.*	175,243	50,196,605
Entegris, Inc.	181,754	17,244,820
Marvell Technology, Inc.	683,821	32,016,499
Monolithic Power Systems, Inc.	31,501	14,275,623
ON Semiconductor Corp.*(a)	219,318	15,082,499
Universal Display Corp.	169,573	18,946,391

		147,762,437

Software 15.2%
Black Knight, Inc.*	99,174	6,561,352
Crowdstrike Holdings, Inc. (Class A Stock)*	234,919	42,898,559
Datadog, Inc. (Class A Stock)*	300,810	31,570,010
Five9, Inc.*(a)	301,459	29,576,142
HubSpot, Inc.*(a)	105,611	35,595,131
Palo Alto Networks, Inc.*(a)	93,065	51,819,523
Paycom Software, Inc.*	124,132	43,595,158
Paycor HCM, Inc.*(a)	961,800	28,498,134
Trade Desk, Inc. (The) (Class A Stock)*(a)	654,163	41,016,020

		311,130,029

Specialty Retail 3.6%
Burlington Stores, Inc.*(a)	156,223	21,900,903
O’Reilly Automotive, Inc.*	52,778	36,792,599
Tractor Supply Co.(a)	79,173	14,658,881

		73,352,383

Textiles, Apparel & Luxury Goods 0.8%
On Holding AG (Switzerland) (Class A Stock)*	825,774	16,507,222

TOTAL LONG-TERM INVESTMENTS (cost $1,737,881,585)		2,033,612,207

See Notes to Financial Statements.

16

Description	Shares	Value

SHORT-TERM INVESTMENTS 15.6%

AFFILIATED MUTUAL FUND 14.7%
PGIM Institutional Money Market Fund
(cost $301,310,423; includes $300,513,516 of cash collateral for securities on loan)(b)(wa)	301,687,294	$301,506,282

UNAFFILIATED FUND 0.9%
Dreyfus Government Cash Management (Institutional Shares) (cost $17,231,982)	17,231,982	17,231,982

TOTAL SHORT-TERM INVESTMENTS (cost $318,542,405)		318,738,264

TOTAL INVESTMENTS 114.9% (cost $2,056,423,990)		2,352,350,471
Liabilities in excess of other assets (14.9)%		(304,456,084)

NET ASSETS 100.0%		$2,047,894,387

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $293,578,506; cash collateral of $300,513,516 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	17

Schedule of Investments (continued)

as of August 31, 2022

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$49,519,736	$—	$—
Auto Components	28,303,964	—	—
Biotechnology	64,006,259	—	—
Building Products	17,301,899	—	—
Commercial Services & Supplies	35,070,795	—	—
Communications Equipment	34,733,192	—	—
Construction & Engineering	77,127,262	—	—
Construction Materials	28,971,545	—	—
Containers & Packaging	32,377,228	—	—
Diversified Financial Services	36,385,113	—	—
Electrical Equipment	35,267,921	—	—
Electronic Equipment, Instruments & Components	91,830,438	—	—
Energy Equipment & Services	13,961,248	—	—
Entertainment	17,845,349	—	—
Food & Staples Retailing	54,393,284	—	—
Food Products	12,479,355	—	—
Health Care Equipment & Supplies	82,941,943	—	—
Health Care Providers & Services	64,112,098	—	—
Hotels, Restaurants & Leisure	88,086,807	—	—
Household Durables	31,447,875	—	—
Insurance	41,739,438	—	—
Internet & Direct Marketing Retail	18,634,568	—	—
IT Services	160,341,834	—	—
Life Sciences Tools & Services	125,193,679	—	—
Machinery	21,142,939	—	—
Oil, Gas & Consumable Fuels	42,811,191	—	—
Pharmaceuticals	51,760,644	—	—
Professional Services	61,554,495	—	—
Real Estate Management & Development	34,603,036	—	—
Road & Rail	30,915,001	—	—
Semiconductors & Semiconductor Equipment	147,762,437	—	—
Software	311,130,029	—	—
Specialty Retail	73,352,383	—	—
Textiles, Apparel & Luxury Goods	16,507,222	—	—
Short-Term Investments
Affiliated Mutual Fund	301,506,282	—	—
Unaffiliated Fund	17,231,982	—	—

Total	$2,352,350,471	$—	$—

See Notes to Financial Statements.

18

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2022 were as follows:

Software	15.2%
Affiliated Mutual Fund (14.7% represents investments purchased with collateral from securities on loan)	14.7
IT Services	7.8
Semiconductors & Semiconductor Equipment	7.2
Life Sciences Tools & Services	6.1
Electronic Equipment, Instruments & Components	4.5
Hotels, Restaurants & Leisure	4.3
Health Care Equipment & Supplies	4.1
Construction & Engineering	3.8
Specialty Retail	3.6
Health Care Providers & Services	3.1
Biotechnology	3.1
Professional Services	3.0
Food & Staples Retailing	2.7
Pharmaceuticals	2.5
Aerospace & Defense	2.4
Oil, Gas & Consumable Fuels	2.1
Insurance	2.0
Diversified Financial Services	1.8
Electrical Equipment	1.7

Commercial Services & Supplies	1.7%
Communications Equipment	1.7
Real Estate Management & Development	1.7
Containers & Packaging	1.6
Household Durables	1.5
Road & Rail	1.5
Construction Materials	1.4
Auto Components	1.4
Machinery	1.0
Internet & Direct Marketing Retail	0.9
Entertainment	0.9
Building Products	0.9
Unaffiliated Fund	0.9
Textiles, Apparel & Luxury Goods	0.8
Energy Equipment & Services	0.7
Food Products	0.6

114.9
Liabilities in excess of other assets	(14.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$293,578,506	$(293,578,506)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	19

Statement of Assets and Liabilities

as of August 31, 2022

Assets
Investments at value, including securities on loan of $293,578,506:
Unaffiliated investments (cost $1,755,113,567)	$2,050,844,189
Affiliated investments (cost $301,310,423)	301,506,282
Receivable for Fund shares sold	1,639,023
Dividends receivable	418,341
Tax reclaim receivable	4,493
Prepaid expenses	298

Total Assets	2,354,412,626

Liabilities
Payable to broker for collateral for securities on loan	300,513,516
Payable for Fund shares purchased	3,242,152
Accrued expenses and other liabilities	1,378,849
Management fee payable	1,049,270
Distribution fee payable	254,931
Affiliated transfer agent fee payable	74,361
Directors’ fees payable	5,160

Total Liabilities	306,518,239

Net Assets	$2,047,894,387

Net assets were comprised of:
Common stock, at par	$133,811
Paid-in capital in excess of par	1,737,293,021
Total distributable earnings (loss)	310,467,555

Net assets, August 31, 2022	$2,047,894,387

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($755,816,103 ÷ 58,839,132 shares of common stock issued and outstanding)	$12.85
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price to public	$13.60

Class C
Net asset value, offering price and redemption price per share, ($10,966,006 ÷ 644,270 shares of common stock issued and outstanding)(a)	$17.02

Class R
Net asset value, offering price and redemption price per share, ($91,437,046 ÷ 8,493,308 shares of common stock issued and outstanding)	$10.77

Class Z
Net asset value, offering price and redemption price per share, ($564,176,536 ÷ 32,072,844 shares of common stock issued and outstanding)	$17.59

Class R2
Net asset value, offering price and redemption price per share, ($1,268,947 ÷ 71,656 shares of common stock issued and outstanding)	$17.71

Class R4
Net asset value, offering price and redemption price per share, ($20,253,693 ÷ 1,117,037 shares of common stock issued and outstanding)	$18.13

Class R6
Net asset value, offering price and redemption price per share, ($603,976,056 ÷ 32,572,314 shares of common stock issued and outstanding)	$18.54

(a)	On December 27, 2021, the Fund declared a 4 to 1 reverse stock split for Class C shares. The shares outstanding have been restated to reflect the share conversion ratio of 0.25.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	21

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $8,764 foreign withholding tax)	$8,501,726
Income from securities lending, net (including affiliated income of $201,153)	377,215
Affiliated dividend income	16,419

Total income	8,895,360

Expenses
Management fee	14,184,903
Distribution fee(a)	3,750,889
Shareholder servicing fees (including affiliated expense of $225)(a)	18,740
Transfer agent’s fees and expenses (including affiliated expense of $590,917)(a)	2,502,721
Shareholders’ reports	173,489
Custodian and accounting fees	165,899
Registration fees(a)	113,015
Directors’ fees	39,209
Legal fees and expenses	39,017
Audit fee	24,000
Miscellaneous	56,216

Total expenses	21,068,098
Less: Fee waiver and/or expense reimbursement(a)	(17,777)
Distribution fee waiver(a)	(277,636)

Net expenses	20,772,685

Net investment income (loss)	(11,877,325)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $5,462)	50,995,064
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $72,376)	(719,933,811)

Net gain (loss) on investment transactions	(668,938,747)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(680,816,072)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	2,777,180	136,992	832,910	—	3,807	—	—
Shareholder servicing fees	—	—	—	—	1,453	17,287	—
Transfer agent’s fees and expenses	1,419,845	30,487	175,829	827,377	3,548	26,507	19,128
Registration fees	27,290	12,994	9,028	22,321	7,029	6,929	27,424
Fee waiver and/or expense reimbursement	—	—	—	—	(8,377)	(9,400)	—
Distribution fee waiver	—	—	(277,636)	—	—	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended August 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,877,325)	$(12,742,603)
Net realized gain (loss) on investment transactions	50,995,064	877,946,187
Net change in unrealized appreciation (depreciation) on investments	(719,933,811)	59,006,843

Net increase (decrease) in net assets resulting from operations	(680,816,072)	924,210,427

Dividends and Distributions
Distributions from distributable earnings
Class A	(313,353,305)	(338,022,124)
Class C	(3,888,472)	(18,649,282)
Class R	(42,313,219)	(48,233,348)
Class Z	(182,607,940)	(246,206,246)
Class R2	(394,367)	(208,373)
Class R4	(5,326,501)	(353,180)
Class R6	(187,635,150)	(211,689,748)

	(735,518,954)	(863,362,301)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	487,166,102	516,030,767
Net asset value of shares issued in reinvestment of dividends and distributions	697,858,759	821,637,026
Cost of shares purchased	(731,555,597)	(921,849,600)

Net increase (decrease) in net assets from Fund share transactions	453,469,264	415,818,193

Total increase (decrease)	(962,865,762)	476,666,319

Net Assets:
Beginning of year	3,010,760,149	2,534,093,830

End of year	$2,047,894,387	$3,010,760,149

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	23

Financial Highlights

Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$23.79	$25.32	$29.35	$38.18	$37.70
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.15)	(0.10)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	(3.99)	8.28	4.84	1.46	5.66
Total from investment operations	(4.10)	8.13	4.74	1.37	5.53
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(9.66)	(8.77)	(10.20)	(5.05)
Net asset value, end of year	$12.85	$23.79	$25.32	$29.35	$38.18
Total Return(b):	(23.87)%	38.68%	21.73%	9.98%	15.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$755,816	$1,126,764	$925,117	$929,801	$1,153,936
Average net assets (000)	$925,727	$1,056,327	$867,188	$939,210	$1,331,811
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.03%	1.06%	1.07%	1.06%
Expenses before waivers and/or expense reimbursement	1.05%	1.03%	1.06%	1.07%	1.06%
Net investment income (loss)	(0.69)%	(0.65)%	(0.42)%	(0.32)%	(0.34)%
Portfolio turnover rate(d)	51%	71%	58%	31%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class C Shares
	Year Ended August 31,
	2022(a)	2021(a)	2020(a)	2019(a)	2018(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$29.48	$54.12	$79.08	$118.44	$121.92
Income (loss) from investment operations:
Net investment income (loss)	(0.33)	(0.48)	(0.60)	(0.80)	(1.12)
Net realized and unrealized gain (loss) on investment transactions	(5.29)	14.48	10.72	2.24	17.84
Total from investment operations	(5.62)	14.00	10.12	1.44	16.72
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(38.64)	(35.08)	(40.80)	(20.20)
Net asset value, end of year	$17.02	$29.48	$54.12	$79.08	$118.44
Total Return(c):	(24.54)%	37.57%	20.95%	9.19%	15.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,966	$17,586	$29,633	$48,646	$114,841
Average net assets (000)	$13,699	$22,913	$34,773	$78,014	$121,294
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.91%	1.79%	1.76%	1.74%	1.69%
Expenses before waivers and/or expense reimbursement	1.91%	1.79%	1.76%	1.74%	1.69%
Net investment income (loss)	(1.55)%	(1.39)%	(1.10)%	(0.99)%	(0.98)%
Portfolio turnover rate(e)	51%	71%	58%	31%	36%

(a)

The Fund had a 4 to 1 reverse stock split effective December 27, 2021. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 7 in the Notes to Financial Statements). The net asset value reported at the original dates prior to the reverse stock split were $7.37, $13.53, $19.77 and $29.61 for the years ended August 31, 2021, 2020, 2019 and 2018, respectively.

(b)	Calculated based on average shares outstanding during the year.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	25

Financial Highlights (continued)

Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.09	$23.41	$27.83	$36.85	$36.61
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.18)	(0.13)	(0.14)	(0.19)
Net realized and unrealized gain (loss) on investment transactions	(3.35)	7.52	4.48	1.32	5.48
Total from investment operations	(3.48)	7.34	4.35	1.18	5.29
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(9.66)	(8.77)	(10.20)	(5.05)
Net asset value, end of year	$10.77	$21.09	$23.41	$27.83	$36.85
Total Return(b):	(24.05)%	38.38%	21.56%	9.74%	15.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$91,437	$139,403	$124,024	$137,975	$167,650
Average net assets (000)	$111,055	$135,345	$121,955	$144,398	$186,452
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.26%	1.24%	1.26%	1.25%	1.24%
Expenses before waivers and/or expense reimbursement	1.51%	1.49%	1.51%	1.50%	1.49%
Net investment income (loss)	(0.90)%	(0.86)%	(0.61)%	(0.51)%	(0.52)%
Portfolio turnover rate(d)	51%	71%	58%	31%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$29.94	$29.67	$32.84	$41.27	$40.26
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.09)	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(5.43)	10.02	5.62	1.78	6.09
Total from investment operations	(5.51)	9.93	5.60	1.77	6.06
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(9.66)	(8.77)	(10.20)	(5.05)
Net asset value, end of year	$17.59	$29.94	$29.67	$32.84	$41.27
Total Return(b):	(23.64)%	39.12%	22.16%	10.29%	16.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$564,177	$845,309	$771,068	$1,550,111	$2,599,235
Average net assets (000)	$682,445	$829,228	$896,694	$1,902,093	$3,091,013
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.71%	0.70%	0.74%	0.79%	0.80%
Expenses before waivers and/or expense reimbursement	0.71%	0.70%	0.74%	0.79%	0.80%
Net investment income (loss)	(0.36)%	(0.32)%	(0.08)%	(0.04)%	(0.08)%
Portfolio turnover rate(d)	51%	71%	58%	31%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	27

Financial Highlights (continued)

Class R2 Shares
					December 27, 2017(a) through August 31, 2018
	Year Ended August 31,
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.19	$29.94	$33.15	$41.65	$38.58
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.22)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	(5.48)	10.13	5.68	1.81	3.18
Total from investment operations	(5.64)	9.91	5.56	1.70	3.07
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(9.66)	(8.77)	(10.20)	-
Net asset value, end of period	$17.71	$30.19	$29.94	$33.15	$41.65
Total Return(c):	(23.92)%	38.60%	21.74%	9.93%	7.96%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,269	$1,851	$650	$539	$11
Average net assets (000)	$1,523	$1,050	$562	$296	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.08%	1.08%	1.08	%(e)
Expenses before waivers and/or expense reimbursement	1.63%	1.98%	3.70%	6.45%	244.89	%(e)
Net investment income (loss)	(0.72)%	(0.75)%	(0.45)%	(0.35)%	(0.39	)%(e)
Portfolio turnover rate(f)	51%	71%	58%	31%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R4 Shares
					December 27, 2017(a) through August 31, 2018
	Year Ended August 31,
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.68	$30.24	$33.33	$41.72	$38.58
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.14)	(0.09)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(5.61)	10.24	5.77	1.84	3.18
Total from investment operations	(5.71)	10.10	5.68	1.81	3.14
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(9.66)	(8.77)	(10.20)	-
Net asset value, end of period	$18.13	$30.68	$30.24	$33.33	$41.72
Total Return(c):	(23.74)%	38.90%	22.05%	10.24%	8.14%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,254	$1,810	$1,088	$164	$11
Average net assets (000)	$17,358	$1,421	$531	$106	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83%	0.83	%(e)
Expenses before waivers and/or expense reimbursement	0.88%	1.50%	3.58%	15.83%	244.44	%(e)
Net investment income (loss)	(0.46)%	(0.47)%	(0.33)%	(0.09)%	(0.14	)%(e)
Portfolio turnover rate(f)	51%	71%	58%	31%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Mid-Cap Growth Fund	29

Financial Highlights (continued)

Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$31.16	$30.52	$33.50	$41.80	$40.63
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	0.01	0.05	0.06
Net realized and unrealized gain (loss) on investment transactions	(5.73)	10.36	5.78	1.85	6.16
Total from investment operations	(5.78)	10.30	5.79	1.90	6.22
Less Dividends and Distributions:
Distributions from net realized gains	(6.84)	(9.66)	(8.77)	(10.20)	(5.05)
Net asset value, end of year	$18.54	$31.16	$30.52	$33.50	$41.80
Total Return(b):	(23.57)%	39.27%	22.32%	10.52%	16.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$603,976	$878,037	$682,514	$675,919	$1,144,170
Average net assets (000)	$736,358	$789,403	$640,757	$786,436	$1,584,359
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.59%	0.60%	0.59%	0.58%
Expenses before waivers and/or expense reimbursement	0.60%	0.59%	0.60%	0.59%	0.58%
Net investment income (loss)	(0.24)%	(0.21)%	0.04%	0.15%	0.15%
Portfolio turnover rate(d)	51%	71%	58%	31%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Notes to Financial Statements

1.    Organization

Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and PGIM Jennison Mid-Cap Growth Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve long-term capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Mid-Cap Growth Fund	31

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

32

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class

PGIM Jennison Mid-Cap Growth Fund	33

Notes to Financial Statements (continued)

specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

34

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to $1 billion;	0.57%
0.55% of average daily net assets over $1 billion.

The Manager has contractually agreed, through December 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R2	1.08
R4	0.83
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has

PGIM Jennison Mid-Cap Growth Fund	35

Notes to Financial Statements (continued)

contractually agreed through December 31, 2022 to limit such expenses. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.30%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended August 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$273,826	$2,208
C	—	583

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money

36

Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$1,272,430,491	$1,532,778,709

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 39,732,574	$246,866,468	$286,599,042	$—	$—	$—	—	$16,419

PGIM Institutional Money Market Fund(1)(b)(wa)
117,945,552	2,212,434,161	2,028,951,269	72,376	5,462	301,506,282	301,687,294	201,153	(2)
$157,678,126	$2,459,300,629	$2,315,550,311	$72,376	$5,462	$301,506,282		$217,572

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

PGIM Jennison Mid-Cap Growth Fund	37

Notes to Financial Statements (continued)

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended August 31, 2022, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $4,813,975 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2022, the tax character of dividends paid by the Fund were $210,177,185 of ordinary income and $525,341,769 of long-term capital gains. For the year ended August 31, 2021, the tax character of dividends paid by the Fund was $62,630,268 of ordinary income $800,732,033 of long-term capital gains.

As of August 31, 2022, the accumulated undistributed earnings on a tax basis was $30,623,618 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,065,443,184	$462,501,262	$(175,593,975)	$286,907,287

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat certain late-year ordinary income losses of approximately $7,063,000 as having been incurred in the following fiscal year (August 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2022 are subject to such review.

38

7.     Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 2,000,000,000 shares of capital stock, $0.001 par value per share, designated as shares of the Fund. The shares are further classified and designated as follows:

Class	Number of Shares
A	345,000,000
B	5,000,000
C	25,000,000
R	125,000,000
Z	800,000,000
T	100,000,000
R2	100,000,000
R4	100,000,000
R6	400,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	258,981	0.4%
C	69	0.1
R	1,746,622	20.6
Z	308	0.1
R4	850	0.1
R6	782	0.1

PGIM Jennison Mid-Cap Growth Fund	39

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	35.2

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2022:
Shares sold	4,704,999	$ 75,295,157
Shares issued in reinvestment of dividends and distributions	17,958,143	299,900,981
Shares purchased	(11,100,809)	(178,448,201)
Net increase (decrease) in shares outstanding before conversion	11,562,333	196,747,937
Shares issued upon conversion from other share class(es)	248,367	4,734,470
Shares purchased upon conversion into other share class(es)	(335,467)	(5,554,396)
Net increase (decrease) in shares outstanding	11,475,233	$ 195,928,011

Year ended August 31, 2021:
Shares sold	4,828,999	$ 109,447,584
Shares issued in reinvestment of dividends and distributions	15,867,293	322,264,718
Shares purchased	(10,432,801)	(240,935,431)
Net increase (decrease) in shares outstanding before conversion	10,263,491	190,776,871
Shares issued upon conversion from other share class(es)	845,807	19,861,911
Shares purchased upon conversion into other share class(es)	(289,135)	(6,966,772)
Net increase (decrease) in shares outstanding	10,820,163	$ 203,672,010

Class C(a)
Year ended August 31, 2022:
Shares sold	215,178	$ 2,431,901
Shares issued in reinvestment of dividends and distributions	171,704	3,822,124
Shares purchased	(2,037,622)	(4,151,056)
Net increase (decrease) in shares outstanding before conversion	(1,650,740)	2,102,969
Shares purchased upon conversion into other share class(es)	(90,436)	(957,938)
Net increase (decrease) in shares outstanding	(1,741,176)	$ 1,145,031

40

Share Class	Shares	Amount

Year ended August 31, 2021:
Shares sold	413,857	$ 3,335,904
Shares issued in reinvestment of dividends and distributions	2,923,298	18,504,474
Shares purchased	(880,717)	(7,042,359)
Net increase (decrease) in shares outstanding before conversion	2,456,438	14,798,019
Shares purchased upon conversion into other share class(es)	(2,261,031)	(17,361,984)
Net increase (decrease) in shares outstanding	195,407	$ (2,563,965)

Class R
Year ended August 31, 2022:
Shares sold	1,454,481	$ 18,169,680
Shares issued in reinvestment of dividends and distributions	3,011,344	42,188,926
Shares purchased	(2,579,763)	(35,520,977)
Net increase (decrease) in shares outstanding before conversion	1,886,062	24,837,629
Shares purchased upon conversion into other share class(es)	(1,602)	(19,164)
Net increase (decrease) in shares outstanding	1,884,460	$ 24,818,465

Year ended August 31, 2021:
Shares sold	718,104	$ 14,935,016
Shares issued in reinvestment of dividends and distributions	2,665,908	48,092,976
Shares purchased	(2,073,598)	(43,059,215)
Net increase (decrease) in shares outstanding	1,310,414	$ 19,968,777

Class Z
Year ended August 31, 2022:
Shares sold	5,707,804	$ 117,405,316
Shares issued in reinvestment of dividends and distributions	7,636,045	174,178,179
Shares purchased	(9,565,096)	(207,799,325)
Net increase (decrease) in shares outstanding before conversion	3,778,753	83,784,170
Shares issued upon conversion from other share class(es)	238,862	5,335,069
Shares purchased upon conversion into other share class(es)	(176,744)	(4,482,343)
Net increase (decrease) in shares outstanding	3,840,871	$ 84,636,896

Year ended August 31, 2021:
Shares sold	6,218,809	$ 182,416,766
Shares issued in reinvestment of dividends and distributions	9,176,533	234,001,589
Shares purchased	(12,515,912)	(352,300,952)
Net increase (decrease) in shares outstanding before conversion	2,879,430	64,117,403
Shares issued upon conversion from other share class(es)	240,329	7,102,598
Shares purchased upon conversion into other share class(es)	(872,529)	(24,176,897)
Net increase (decrease) in shares outstanding	2,247,230	$ 47,043,104

PGIM Jennison Mid-Cap Growth Fund	41

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R2
Year ended August 31, 2022:
Shares sold	5,204	$111,768
Shares issued in reinvestment of dividends and distributions	17,131	394,367
Shares purchased	(11,977)	(276,394)
Net increase (decrease) in shares outstanding	10,358	$229,741

Year ended August 31, 2021:
Shares sold	35,772	$990,496
Shares issued in reinvestment of dividends and distributions	8,083	208,373
Shares purchased	(4,267)	(125,758)
Net increase (decrease) in shares outstanding	39,588	$1,073,111

Class R4
Year ended August 31, 2022:
Shares sold	1,211,894	$32,937,142
Shares issued in reinvestment of dividends and distributions	16,434	386,681
Shares purchased	(170,290)	(3,506,079)
Net increase (decrease) in shares outstanding	1,058,038	$29,817,744

Year ended August 31, 2021:
Shares sold	15,786	$449,857
Shares issued in reinvestment of dividends and distributions	12,416	324,793
Shares purchased	(5,190)	(151,605)
Net increase (decrease) in shares outstanding	23,012	$623,045

Class R6
Year ended August 31, 2022:
Shares sold	11,154,187	$240,815,138
Shares issued in reinvestment of dividends and distributions	7,365,273	176,987,501
Shares purchased	(14,168,639)	(301,853,565)
Net increase (decrease) in shares outstanding before conversion	4,350,821	115,949,074
Shares issued upon conversion from other share class(es)	46,670	1,134,715
Shares purchased upon conversion into other share class(es)	(7,032)	(190,413)
Net increase (decrease) in shares outstanding	4,390,459	$116,893,376

42

Share Class	Shares	Amount

Year ended August 31, 2021:
Shares sold	6,835,255	$ 204,455,144
Shares issued in reinvestment of dividends and distributions	7,475,117	198,240,103
Shares purchased	(9,244,768)	(278,234,280)
Net increase (decrease) in shares outstanding before conversion	5,065,604	124,460,967
Shares issued upon conversion from other share class(es)	753,961	21,574,004
Shares purchased upon conversion into other share class(es)	(1,140)	(32,860)
Net increase (decrease) in shares outstanding	5,818,425	$ 146,002,111

(a)    On December 27, 2021, the Fund declared a 4 to 1 reverse stock split.

On December 27, 2021, the Fund’s Class C shares implemented a four-into-one reverse stock split the net effect of which was to decrease the number of the Fund’s outstanding shares and increase the net asset value per share by a proportionate amount. While the number of the Fund’s outstanding shares decreased, neither the Fund’s holdings nor the total value of shareholders’ investments in the Fund were affected. Immediately after the reverse stock split, each shareholder maintained the same percentage of the Fund’s net assets prior to the reverse stock split. Capital share activity referenced in the Statement of Changes in Net Assets and in Note 7, as well as per share data in the Financial Highlights for Class C shares have been restated to reflect the reverse stock split.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 30, 2022 will provide a commitment of $1,200,000,000 through September 28, 2023. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

PGIM Jennison Mid-Cap Growth Fund	43

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended August 31, 2022. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $7,345,333, borrowed at a weighted average interest rate of 1.30%. The maximum loan outstanding amount during the period was $12,621,000. At August 31, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns. Since the Fund follows a

44

growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain

PGIM Jennison Mid-Cap Growth Fund	45

Notes to Financial Statements (continued)

securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small or large-capitalization companies.

46

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Jennison Mid-Cap Growth Fund, Inc. and Shareholders of PGIM Jennison Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Mid-Cap Growth Fund (the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

We also have audited the adjustments to the financial highlights for the years ended August 31, 2020, 2019 and 2018 to reflect the reverse stock split, as described in Note 7. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2020, 2019 or 2018 financial statements and financial highlights of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2020, 2019 or 2018 financial statements and financial highlights taken as a whole.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Mid-Cap Growth Fund	47

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Mid-Cap Growth Fund and Board of Directors Prudential Jennison Mid-Cap Growth Fund, Inc.:

Opinion on the Financial Statements

We have audited, before the effects of the adjustments to retrospectively apply the four-into-one reverse stock split described in Note 7, the statement of assets and liabilities of PGIM Jennison Mid-Cap Growth Fund, a series of Prudential Jennison Mid-Cap Growth Fund, Inc., (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. The financial statements before the effects of the adjustments described in Note 7 are not presented herein. In our opinion, the financial statements, before the effects of the adjustments to retrospectively apply the four-into-one reverse stock split described in Note 7, and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years of period indicated therein, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments to retrospectively apply the change in accounting described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by PricewaterhouseCoopers LLP.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

October 15, 2020

48

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $4.88 for Class A, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2022, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
PGIM Jennison Mid-Cap Growth Fund	2.96%	2.65%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

PGIM Jennison Mid-Cap Growth Fund	49

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Mid-Cap Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Mid-Cap Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Mid-Cap Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Mid-Cap Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Mid-Cap Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Mid-Cap Growth Fund is the sole series of Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Mid-Cap Growth Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-year period, though it underperformed over the one-, five- and the ten-year periods.

●

The Board considered PGIM Investments assertions that, in a reversal from the prior year, the Fund’s exposure to higher-valuation technology stocks was out of favor, and that as markets return to favoring such stocks, PGIM Investments expects the Fund’s relative returns to improve.

●

The Board also considered that the Fund outperformed its benchmark and peer group for the fourth quarter of 2021 and for the first quarter of 2022. The Board further considered that the Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods ended March 31, 2022.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 1.08% for Class R2 shares and 0.83% for Class R4 shares through December 31, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Mid-Cap Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer •

Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Mid-Cap Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON MID-CAP GROWTH FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PEEAX	PEGCX	JDERX	PEGZX	PEGEX	PEGGX	PJGQX

CUSIP	74441C105	74441C303	74441C600	74441C808	74441C865	74441C857	74441C881

MF173E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the registrant’s principal accountant, billed the registrant $24,000 and $24,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PwC did not bill the registrant for audit-related services.

For the fiscal years ended August 31, 2022 and August 31, 2021, fees of $0 and $4,133 were billed to the registrant for services rendered by KPMG LLP (the registrant’s prior principal accountant) in connection with the auditor transition.

(c)Tax Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(d) All Other Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2021
4(b)	Not applicable.	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2022 and August 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Mid-Cap Growth Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 17, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 17, 2022